                                                                   EXHIBIT 10.60

================================================================================

                  AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

                                      among

                         OPTION ONE OWNER TRUST 2001-1B
                                    as Issuer

                                       and

                      OPTION ONE LOAN WAREHOUSE CORPORATION
                                  as Depositor

                                       and

                          STEAMBOAT FUNDING CORPORATION
                                  as Purchaser

                           Dated as of April 16, 2004

                         OPTION ONE OWNER TRUST 2001-1B
                              MORTGAGE-BACKED NOTES

================================================================================

                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01 Certain Defined Terms......................................................   1
SECTION 1.02 Other Definitional Provisions..............................................   3

                                   ARTICLE II

                            CLOSING AND PURCHASES OF
                       ADDITIONAL NOTE PRINCIPAL BALANCES

SECTION 2.01 Closing....................................................................   3
SECTION 2.02 Requests for Purchase of Additional Note Principal Balances; Collateral
             Value Increase Dates.......................................................   3

                                   ARTICLE III

                                 TRANSFER DATES

SECTION 3.01 Transfer Dates.............................................................   4
SECTION 3.02 Funding Dates..............................................................   5

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

SECTION 4.01 Closing Subject to Conditions Precedent....................................   6

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                         OF THE ISSUER AND THE DEPOSITOR

SECTION 5.01 Issuer.....................................................................   8
SECTION 5.02 Securities Act.............................................................  10
SECTION 5.03 No Fee.....................................................................  10
SECTION 5.04 Information................................................................  10
SECTION 5.05 The Purchased Note.........................................................  10
SECTION 5.06 Use of Proceeds............................................................  11
SECTION 5.07 The Depositor..............................................................  11
SECTION 5.08 Taxes, etc.................................................................  11
SECTION 5.09 Financial Condition........................................................  11

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES
                          WITH RESPECT TO THE PURCHASER

SECTION 6.01 Organization...............................................................  11
SECTION 6.02 Authority, etc.............................................................  11
SECTION 6.03 Securities Act.............................................................  12
SECTION 6.04 Conflicts With Law.........................................................  12
SECTION 6.05 Conflicts With Agreements, etc.............................................  12

                                   ARTICLE VII

                    COVENANTS OF THE ISSUER AND THE DEPOSITOR

SECTION 7.01 Information from the Issuer................................................  12
SECTION 7.02 Access to Information......................................................  13
SECTION 7.03 Ownership and Security Interests; Further Assurances.......................  13
SECTION 7.04 Covenants..................................................................  13
SECTION 7.05 Amendments.................................................................  13
SECTION 7.06 With Respect to the Exempt Status of the Purchased Note....................  14

                                  ARTICLE VIII

                              ADDITIONAL COVENANTS

 SECTION 8.01 Legal Conditions to Closing...............................................  14
 SECTION 8.02 Expenses..................................................................  14
 SECTION 8.03 Mutual Obligations........................................................  15
 SECTION 8.04 Restrictions on Transfer..................................................  15
 SECTION 8.05 Confidentiality...........................................................  15
 SECTION 8.06 Information Provided by the Purchaser.....................................  15

                                   ARTICLE IX

                                 INDEMNIFICATION

SECTION 9.01 Indemnification of Purchaser ..............................................  15

                                    ARTICLE X

                                 MISCELLANEOUS

SECTION 10.01 Amendments................................................................  16
SECTION 10.02 Notices...................................................................  16
SECTION 10.03 No Waiver; Remedies.......................................................  16

SECTION 10.04 Binding Effect; Assignability.............................................  16
SECTION 10.05 Provision of Documents and Information....................................  17
SECTION 10.06 GOVERNING LAW; JURISDICTION...............................................  17
SECTION 10.07 No Proceedings............................................................  17
SECTION 10.08 Execution in Counterparts.................................................  17
SECTION 10.09 No Recourse - Purchaser and Depositor.....................................  18
SECTION 10.10 Survival..................................................................  18
SECTION 10.11 Tax Characterization......................................................  18
SECTION 10.12 Conflicts ................................................................  18
SECTION 10.13 Limitation on Liability...................................................  19

Schedule I - Information for Notices

                             NOTE PURCHASE AGREEMENT

            AMENDED AND RESTATED NOTE PURCHASE AGREEMENT, dated and effective as of April 16, 2004 (the "Note Purchase Agreement"), among OPTION ONE OWNER TRUST 2001-1B (the "Issuer"), OPTION ONE LOAN WAREHOUSE CORPORATION (the "Depositor"), and STEAMBOAT FUNDING CORPORATION ("Steamboat," and in its capacity as Purchaser hereunder, the "Purchaser").

            The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01 Certain Defined Terms. Capitalized terms used herein without definition shall have the meanings set forth in the Indenture and the Sale and Servicing Agreement (as defined below). Additionally, the following terms shall have the following meanings:

            "Closing" shall have the meaning set forth in Section 2.01.

            "Closing Date" shall have the meaning set forth in Section 2.01.

            "Confidential Information" means all marketing information, financial information, terms sheets and other information concerning the transactions contemplated thereby, prepared by the Purchaser and its Affiliates.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            "Governmental Actions" means any and all consents, approvals, permits, orders, authorizations, waivers, exceptions, variances, exemptions or licenses of, or registrations, declarations or filings with, any Governmental Authority required under any Governmental Rules.

            "Governmental Authority" means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and having jurisdiction over the applicable Person.

            "Governmental Rules" means any and all laws, statutes, codes, rules, regulations, ordinances, orders, writs, decrees and injunctions, of any Governmental Authority and any and all legally binding conditions, standards, prohibitions, requirements and judgments of any Governmental Authority.

            "Indemnified Party" means the Purchaser and any of its officers, directors, employees, agents, representatives, assignees and Affiliates and any Person who controls the Purchaser or its Affiliates within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act.

            "Indenture" means the Indenture dated as of April 1, 2001, and as amended and restated through and including November 25, 2003, between the Issuer as Issuer and Wells Fargo Bank Minnesota, National Association as Indenture Trustee, as the same may be further amended or supplemented from time to time.

            "Investment Company Act" shall have the meaning provided in Section 5.01(i).

            "Lien" means, with respect to any asset, (a) any mortgage, lien, pledge, charge, security interest, hypothecation, option or encumbrance of any kind in respect of such asset or (b) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

            "Loan Originator" means Option One Mortgage Corporation, a California corporation.

            "Maximum Note Principal Balance" means an amount equal to (i) on any date through and including December 30, 2003 and on or after January 1, 2004, $2,000,000,000 or (ii) on December 31, 2003, $1,500,000,000, in each case less
(i) any reductions pursuant to Section 2.06(a) of the Sale and Servicing Agreement, less (ii) the aggregate outstanding principal balance of the Option One Owner Trust 2001-1A Mortgage-Backed Note issued by the Option One Owner Trust 2001-1 A, and less (iii) the aggregate amount outstanding from time to time under any secured loan or repurchase facility entered into by Steamboat, or its Affiliates, and Option One Mortgage Corporation, or its Subsidiaries.

            "Purchaser" means the Purchaser and its permitted successors and assigns.

            "Purchased Note" means the Option One Owner Trust 2001-1B Mortgage-Backed Note issued by the Issuer pursuant to the Indenture.

            "Residual Security" Any security sold to the Trust hereunder and pledged to the Indenture Trustee, which security must be (i) a mortgage-backed security issued by Option One Mortgage Acceptance Corp. and evidencing an interest in a securitization trust backed by residential mortgage loans, which mortgage loans are serviced by Option One Mortgage Corporation (in such capacity, "Option One") (including, without limitation, securities designated as class C certificates and class P certificates that meet the foregoing criteria) or (ii) a net interest margin security issued by a trust sponsored by Option One and backed by class C certificates and/or Class P certificates, which certificates are in turn backed by residential mortgage loans serviced by Option One.

            "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of April 1, 2001, and as amended and restated through and including April 16, 2004, among the Issuer, the Depositor, the Loan Originator, the Servicer and Wells Fargo Bank Minnesota, National Association as the Indenture Trustee, as the same may be further amended or supplemented from time to time.

            "Secured Loan Facility" means the secured loan facility entered into by Option One Mortgage Corporation and Greenwich Capital Financial Products, Inc., as evidence by the Master Loan and Security Agreement, dated May 2, 2002, between Option One Mortgage Corporation and

Greenwich Capital Financial Products, Inc., as amended or restated from time to time, and the promissory note of Option One Mortgage Corporation in favor of Greenwich Capital Financial Products, Inc. entered into in connection therewith.

            "Servicer" means Option One Mortgage Corporation or its permitted successors and assigns.

            SECTION 1.02 Other Definitional Provisions.

            (a) All terms defined in this Note Purchase Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

            (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.01, and accounting terms partially defined in Section 1.01 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein shall control.

            (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Note Purchase Agreement shall refer to this Note Purchase Agreement as a whole and not to any particular provision of this Note Purchase Agreement; and Section, subsection, Schedule and Exhibit references contained in this Note Purchase Agreement are references to Sections, subsections, and Exhibits in or to this Note Purchase Agreement unless otherwise specified.

                                   ARTICLE II

                            CLOSING AND PURCHASES OF
                       ADDITIONAL NOTE PRINCIPAL BALANCES

            SECTION 2.01 Closing. The closing (the "Closing") of the execution of the Basic Documents shall take place at 10:00 a.m. at the offices of Thacher Proffitt & Wood, 2 World Trade Center, New York, New York 10048 on April 27, 2001, or if the conditions to closing set forth in Article IV of this Note Purchase Agreement shall not have been satisfied or waived by such date, as soon as practicable after such conditions shall have been satisfied or waived, or at such other time, date and place as the parties shall agree upon (the date of the Closing being referred to herein as the "Closing Date").

            SECTION 2.02 Requests for Purchase of Additional Note Principal Balances; Collateral Value Increase Dates.

            (a) At any time during the Revolving Period at least two Business Days prior to a proposed Transfer Date or Funding Date, to the extent that the aggregate outstanding Note Principal Balance of the Purchased Note (after giving effect to the proposed purchase) is less than the

Maximum Note Principal Balance, and subject to the terms and conditions hereof and in accordance with the other Basic Documents, the Issuer may request that the Purchaser purchase Additional Note Principal Balances (each such request, a Purchase Request"). Each Purchase Request shall identify (i) with respect to each Transfer Date, the proposed Transfer Date and an estimate of the number of Loans or Residual Securities and aggregate Principal Balance of such Loans and aggregate Principal Balance of such Residual Securities to be purchased by the Issuer on such Transfer Date and (ii) with respect to each Funding Date, the proposed Funding Date and the aggregate Receivables Balance of the Receivables to be purchased by the Advance Trust on such Funding Date. On the identified Transfer Date or Funding Date, the Purchaser may (in the exercise of its sole and absolute discretion) purchase the Additional Note Principal Balances requested in the Purchase Request, subject to the terms and conditions and in reliance upon the covenants, representations and warranties set forth herein and in the other Basic Documents.

            (b) On any Collateral Value Increase Date during the Revolving Period, to the extent that the Note Principal Balance (after giving effect to the proposed increase in the Note Principal Balance) is less than the Maximum Note Principal Balance, and subject to the terms and conditions hereof and in accordance with the other Basic Documents, the Issuer may request that the Purchaser purchase Additional Note Principal Balances equal to the related increase in the Collateral Value of the related Mortgage Loans. The Purchaser may in its sole discretion agree to purchase such Additional Note Principal Balances.

                                   ARTICLE III

                        TRANSFER DATES AND FUNDING DATES

            SECTION 3.01 Transfer Dates.

            (a) Subject to the conditions and terms set forth herein and in
Section 2.06(a) of the Sale and Servicing Agreement with respect to each Transfer Date, the Purchaser's purchase of Additional Note Principal Balances shall be subject to the satisfaction, as of the applicable Transfer Date, of each of the following additional conditions:

                  (i) With respect to each Transfer Date, each condition set forth in Section 2.06(a) of the Sale and Servicing Agreement shall have been satisfied;

                  (ii) Each of the representations and warranties of the Issuer, the Servicer, the Loan Originator and the Depositor made in the Basic Documents shall be true and correct as of such date (except to the extent they expressly relate to an earlier or later time);

                  (iii) The Issuer, the Servicer, the Loan Originator and the Depositor shall be in compliance with all of their respective covenants contained in the Basic Documents and the Purchased Note;

                  (iv) No Event of Default and no Default shall have occurred or shall be occurring; and

                  (v) With respect to each Transfer Date, the Purchaser shall have received evidence reasonably satisfactory to it of the completion of all recordings, registrations, and filings as may be necessary or, in the reasonable opinion of the Purchaser, desirable to perfect or evidence the assignments required to be effected on such Transfer Date in accordance with the Sale and Servicing Agreement and the Residual Securities Transfer Agreement, including, without limitation, the assignment of the Loans and the Residual Securities and the proceeds thereof required to be assigned pursuant to the related LPA Assignment, RSTA Assignment, S&SA Assignment and the Indenture.

            (b) The Purchaser shall determine in its reasonable discretion whether each of the above conditions have been met in accordance with the Sale and Servicing Agreement and its determination shall be binding on the parties hereto.

            (c) The price paid by the Purchaser on each Transfer Date for the Additional Note Principal Balance purchased on such Transfer Date shall be equal to the amount of such Additional Note Principal Balance, and shall be remitted not later than 4:00 p.m. New York City time on the Transfer Date by wire transfer of immediately available funds to the Advance Account.

            (d) The Purchaser shall record on the schedule attached to the Purchased Note, the date and amount of any Additional Note Principal Balance purchased by it; provided, that failure to make such recordation on such schedule or any error in such schedule shall not adversely affect the Purchaser's rights with respect to its Note Principal Balance and its right to receive interest payments in respect of the Note Principal Balance actually held. Absent manifest error, the Note Principal Balance of the Purchased Note as set forth in the Purchaser's records shall be binding upon the parties hereto, notwithstanding any notation or record made or kept by any other party hereto.

            SECTION 3.02 Funding Dates.

            (a) Subject to the conditions and terms set forth herein and in
Section 2.06 of the Sale and Servicing Agreement with respect to each Funding Date, the Purchaser's purchase of Additional Note Principal Balances shall be subject to the satisfaction, as of the applicable Funding Date, of each of the following additional conditions:

                  (i) With respect to each Funding Date, each condition set forth in Section 2.06 of the Sale and Servicing Agreement shall have been satisfied;

                  (ii) Each of the representations and warranties of the Issuer, the Servicer, the Loan Originator and the Depositor made in the Basic Documents shall be true and correct as of such date (except to the extent they expressly relate to an earlier or later time);

                  (iii) The Issuer, the Servicer, the Loan Originator and the Depositor shall be in compliance with all of their respective covenants contained in the Basic Documents and the Purchased Note;

                  (iv) No Event of Default and no Default shall have occurred or shall be occurring; and

                  (v) With respect to each Funding Date, the Purchaser shall have received evidence reasonably satisfactory to it of the completion of all recordings, registrations, and filings as may be necessary or, in the reasonable opinion of the Purchaser, desirable to perfect or evidence the Indenture Trustee's security interest in the Advance Note and the proceeds thereof.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

            SECTION 4.01 Closing Subject to Conditions Precedent. The Closing of the Basic Documents is subject to the satisfaction at the time of the Closing of the following conditions (any or all of which may be waived by the Purchaser in its sole discretion):

            (a) Performance by the Issuer, the Depositor, the Servicer and the Loan Originator. All the terms, covenants, agreements and conditions of the Basic Documents to be complied with and performed by the Issuer, the Depositor, the Servicer and the Loan Originator on or before the Closing Date shall have been complied with and performed in all material respects.

            (b) Representations and Warranties. Each of the representations and warranties of the Issuer, the Depositor, the Servicer and the Loan Originator made in the Basic Documents shall be true and correct in all material respects as of the Closing Date (except to the extent they expressly relate to an earlier or later time).

            (c) Officer's Certificate. The Purchaser shall have received in form and substance reasonably satisfactory to the Purchaser an Officer's Certificate from the Loan Originator, the Depositor and the Servicer and a certificate of an Authorized Officer of the Issuer, dated the Closing Date, certifying to the satisfaction of the conditions set forth in the preceding paragraphs (a) and
(b).

            (d) Opinions of Counsel to the Issuer, the Loan Originator, the Servicer and the Depositor. Counsel to the Issuer, the Loan Originator, the Servicer and the Depositor shall have delivered to the Purchaser favorable opinions, dated as of the Closing Date and satisfactory in form and substance to the Purchaser and its counsel. In addition to the foregoing, the Loan Originator shall have caused its counsel to deliver to the Purchaser a favorable opinion to the effect that the Issuer will not be treated as an association (or publicly traded partnership) taxable as a corporation or as a taxable mortgage pool, for federal income tax purposes.

            (e) Opinions of Counsel to the Indenture Trustee. Counsel to the Indenture Trustee shall have delivered to the Purchaser a favorable opinion, dated as of the Closing Date and reasonably satisfactory in form and substance to the Purchaser and its counsel.

            (f) Opinions of Counsel to the Owner Trustee. Delaware counsel to the Owner Trustee of the Issuer and the Depositor shall have delivered to the Purchaser favorable opinions regarding the formation, existence and standing of the Issuer and the Depositor and of the Issuer's and the Depositor's execution, authorization and delivery of each of the Basic Documents to which it is a party and such other matters as the Purchaser may reasonably request, dated as of the Closing Date and reasonably satisfactory in form and substance to the Purchaser and its counsel.

            (g) Filings and Recordations. The Purchaser shall have received evidence reasonably satisfactory to it of (i) the completion of all recordings, registrations, and filings as may be necessary or, in the reasonable opinion of the Purchaser, desirable to perfect or evidence the assignment by the Loan Originator to the Depositor of the Loan Originator's ownership interest in the Trust Estate including, without limitation, the Loans conveyed pursuant to the Loan Purchase Agreement and the proceeds thereof and the Residual Securities conveyed pursuant to the Residual Securities Transfer Agreement and the proceeds thereof, (ii) the completion of all recordings, registrations and filings as may be necessary or, in the reasonable opinion of the Purchaser, desirable to perfect or evidence the assignment by the Depositor to the Issuer of the Depositor's ownership interest in the Trust Estate including, without limitation, the Loans and the Residual Securities and the proceeds thereof and
(iii) the completion of all recordings, registrations, and filings as may be necessary or, in the reasonable opinion of the Purchaser, desirable to perfect or evidence the grant of a first priority perfected security interest in the Issuer's ownership interest in the Trust Estate including, without limitation, the Loans and the Residual Securities, in favor of the Indenture Trustee, subject to no Liens prior to the Lien of the Indenture.

            (h) Documents. The Purchaser shall have received a duly executed counterpart of each of the Basic Documents, in form acceptable to the Purchaser, the Purchased Note and each and every document or certification delivered by any party in connection with any of the Basic Documents or the Purchased Note, and each such document shall be in full force and effect.

            (i) Actions or Proceedings. No action, suit, proceeding or investigation by or before any Governmental Authority shall have been instituted to restrain or prohibit the consummation of, or to invalidate, any of the transactions contemplated by the Basic Documents, the Purchased Note and the documents related thereto in any material respect.

            (j) Approvals and Consents. All Governmental Actions of all Governmental Authorities required with respect to the transactions contemplated by the Basic Documents, the Purchased Note and the documents related thereto shall have been obtained or made.

            (k) Accounts. The Purchaser shall have received evidence reasonably satisfactory to it that each Trust Account has each been established in accordance with the terms of the Sale and Servicing Agreement.

            (l) Fees and Expenses. The fees and expenses payable by the Issuer and the Depositor pursuant to Section 8.02(b) shall have been paid.

            (m) Other Documents. The Issuer, the Loan Originator, the Depositor and the Servicer shall have furnished to the Purchaser such other opinions, information, certificates and documents as the Purchaser may reasonably request.

            (n) Proceedings in Contemplation of Sale of Purchased Note. All actions and proceedings undertaken by the Issuer, the Loan Originator, the Depositor and the Servicer in connection with the issuance and sale of the Purchased Note as herein contemplated shall be satisfactory in all respects to the Purchaser and its counsel.

            (o) Financial Covenants. The Loan Originator and the Servicer shall be in compliance with the financial covenants set forth in Section 7.02 of the Sale and Servicing Agreement.

            (p) Trust Accounts Control Agreements. The Purchaser shall have received control agreements relating to the Trust Accounts satisfactory to the Purchaser.

            If any condition specified in this Section 4.01 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Purchaser by notice to the Loan Originator at any time at or prior to the Closing Date, and the Purchaser shall incur no liability as a result of such termination.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                        OF THE ISSUER AND THE DEPOSITOR

            The Issuer and the Depositor hereby jointly and severally make the following representations and warranties to the Purchaser, as of the Closing Date, and as of each Transfer Date and each Funding Date, and the Purchaser shall be deemed to have relied on such representations and warranties in making purchases of Additional Note Principal Balances on each Transfer Date and each Funding Date:

            SECTION 5.01 Issuer.

            (a) The Issuer has been duly organized and is validly existing and in good standing as a statutory trust under the laws of the State of Delaware, with requisite trust power and authority to own its properties and to transact the business in which it is now engaged, and is duly qualified to do business and is in good standing (or is exempt from such requirements) in each State of the United States where the nature of its business requires it to be so qualified and the failure to be so qualified and in good standing would have a material adverse effect on the Issuer or any adverse effect on the interests of the Purchaser.

            (b) The issuance, sale, assignment and conveyance of the Purchased Note and the Additional Note Principal Balances, the performance of the Issuer's obligations under each Basic Document to which it is a party and the consummation of the transactions therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than any Lien created by the Basic Documents), charge or encumbrance upon any of the property or assets of the Issuer or any of its Affiliates pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it or any of its Affiliates is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of its organizational documents or any Governmental Rule applicable to the Issuer, in each case which could be expected to have a material adverse effect on the transactions contemplated therein.

            (c) No Governmental Action which has not been obtained is required by or with respect to the Issuer in connection with the execution and delivery to the Purchaser of the Purchased Note. No Governmental Action which has not been obtained is required by or with respect to the Issuer in connection with the execution and delivery of any of the Basic Documents to which the Issuer is a party or the consummation by the Issuer of the transactions contemplated thereby except for any requirements under state securities or "blue sky" laws in connection with any transfer of the Purchased Note.

            (d) The Issuer possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect its condition, financial or otherwise, or its earnings, business affairs or business prospects.

            (e) Each of the Basic Documents to which the Issuer is a party has been duly authorized, executed and delivered by the Issuer and is a valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to enforcement of bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

            (f) The execution, delivery and performance by the Issuer of each of its obligations under each of the Basic Documents to which it is a party will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of its properties are subject or of any statute, order or regulation applicable to the Issuer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Issuer or any of its properties, in each case which could be expected to have a material adverse effect on any of the transactions contemplated therein.

            (g) The Issuer is not in violation of its organizational documents or in default under any agreement, indenture or instrument the effect of which violation or default would be material to the Issuer or the transactions contemplated by the Basic Documents. The Issuer is not a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Issuer that materially and adversely affects, or may in the future materially and adversely affect (i) the ability of the Issuer to perform its obligations under any of the Basic Documents to which it is a party or (ii) the business, operations, financial condition, properties, assets or prospects of the Issuer.

            (h) There are no actions or proceedings against, or investigations of, the Issuer pending, or, to the knowledge of the Issuer threatened, before any Governmental Authority, court, arbitrator, administrative agency or other tribunal (i) asserting the invalidity of any of the Basic Documents, or (ii) seeking to prevent the issuance of the Purchased Note or the consummation of any of the transactions contemplated by the Basic Documents or the Purchased Note, or (iii) that, if adversely determined, could materially and adversely affect the business, operations, financial condition, properties, assets or prospects of the Issuer or the validity or enforceability of, or the performance by the Issuer of its respective obligations under, any of the Basic Documents to which it is a party or (iv) seeking to affect adversely the income tax attributes of the Purchased Note.

            (i) The Issuer is not, and neither the issuance and sale of the Purchased Note to the Purchaser nor the activities of the Issuer pursuant to the Basic Documents, shall render the Issuer an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

            (j) It is not necessary to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

            (k) The Issuer is solvent and has adequate capital for its business and undertakings.

            (l) The chief executive offices of the Issuer are located at Option One Owner Trust 2001-1B, c/o Wilmington Trust Company, as Owner Trustee, One Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, or, with the consent of the Purchaser, such other address as shall be designated by the Issuer in a written notice to the other parties hereto.

            (m) There are no contracts, agreements or understandings between the Issuer and any Person granting such Person the right to require the filing at any time of a registration statement under the Act with respect to the Purchased Note.

            SECTION 5.02 Securities Act. Assuming the accuracy of the representations and warranties of and compliance with the covenants of the Purchaser, contained herein, the sale of the Purchased Note and the sale of Additional Note Principal Balances pursuant to this Agreement are each exempt from the registration and prospectus delivery requirements of the Act. In the case of the offer or sale of the Purchased Note, no form of general solicitation or general advertising was used by the Issuer, any Affiliates of the Issuer or any person acting on its or their behalf, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Neither the Issuer, any Affiliates of the Issuer nor any Person acting on its or their behalf has offered or sold, nor will the Issuer or any Person acting on its behalf offer or sell directly or indirectly, the Purchased Note or any other security in any manner that, assuming the accuracy of the representations and warranties and the performance of the covenants given by the Purchaser and compliance with the applicable provisions of the Indenture with respect to each transfer of the Purchased Note, would render the issuance and sale of the Purchased Note as contemplated hereby a violation of Section 5 of the Securities Act or the registration or qualification requirements of any state securities laws, nor has any such Person authorized, nor will it authorize, any Person to act in such manner.

            SECTION 5.03 No Fee. Neither the Issuer, nor the Depositor, nor any of their Affiliates has paid or agreed to pay to any Person any compensation for soliciting another to purchase the Purchased Note.

            SECTION 5.04 Information. The information provided pursuant to
Section 7.01 (a) hereof will, at the date thereof, be true and correct in all material respects.

            SECTION 5.05 The Purchased Note. The Purchased Note has been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture, and delivered to and paid for in accordance with this Note Purchase Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Indenture.

            SECTION 5.06 Use of Proceeds. No proceeds of a purchase hereunder will be used (i) for a purpose that violates or would be inconsistent with Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction in violation of Section 13 or 14 of the Exchange Act.

            SECTION 5.07 The Depositor. The Depositor hereby makes to the Purchaser each of the representations, warranties and covenants set forth in
Section 3.01 of the Sale and Servicing Agreement as of the Closing Date and as of each Transfer Date (except to the extent that any such representation, warranty or covenant is expressly made as of another date).

            SECTION 5.08 Taxes, etc. Any taxes, fees and other charges of Governmental Authorities applicable to the Issuer and the Depositor, except for franchise or income taxes, in connection with the execution, delivery and performance by the Issuer and the Depositor of each Basic Document to which they are parties, the issuance of the Purchased Note or otherwise applicable to the Issuer or the Depositor in connection with the Trust Estate have been paid or will be paid by the Issuer or the Depositor, as applicable, at or prior to the Closing Date or Transfer Date, to the extent then due.

            SECTION 5.09 Financial Condition. On the date hereof and on each Transfer Date and each Funding Date, neither the Issuer nor the Depositor is or will be insolvent or the subject of any voluntary or involuntary bankruptcy proceeding.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES
                         WITH RESPECT TO THE PURCHASER

            The Purchaser hereby makes the following representations and warranties, as to itself, to the Issuer and the Depositor on which the same are relying in entering into this Note Purchase Agreement.

            SECTION 6.01 Organization. The Purchaser has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization with power and authority to own its properties and to transact the business in which it is now engaged.

            SECTION 6.02 Authority, etc. The Purchaser has all requisite power and authority to enter into and perform its obligations under this Note Purchase Agreement and to consummate the transactions herein contemplated. The execution and delivery by the Purchaser of this Note Purchase Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly and validly authorized by all necessary organizational action on the part of the Purchaser. This Note Purchase Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject as to enforcement to bankruptcy, reorganization, insolvency, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. Neither the execution and delivery by the Purchaser of this Note Purchase Agreement nor the consummation by the Purchaser of any of the transactions contemplated hereby, nor the fulfillment by the Purchaser of the terms hereof, will conflict with, or violate, result in a breach of or constitute a default under any term or provision of the Purchaser's organizational documents or any Governmental Rule applicable to the Purchaser.

            SECTION 6.03 Securities Act. The Purchaser will acquire the Purchased Note pursuant to this Note Purchase Agreement without a view to any public distribution thereof, and will not offer to sell or otherwise dispose of the Purchased Note (or any interest therein) in violation of any of the registration requirements of the Act or any applicable state or other securities laws, or by means of any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) and will comply with the requirements of the Indenture. The Purchaser acknowledges that it has no right to require the Issuer or any other Person to register the Purchased Note under the Securities Act or any other securities law.

            SECTION 6.04 Conflicts With Law. The execution, delivery and performance by the Purchaser of its obligations under this Note Purchase Agreement will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound or of any statute, order or regulation applicable to the Purchaser of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Purchaser, in each case which could be expected to have a material adverse effect on the transactions contemplated therein.

            SECTION 6.05 Conflicts With Agreements, etc. The Purchaser is not in violation of its organizational documents or in default under any agreement, indenture or instrument the effect of which violation or default would be materially adverse to the Purchaser in the performance of its obligations or duties under any of the Basic Documents to which it is a party. The Purchaser is not a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Purchaser that materially and adversely affects, or which could be expected in the future to materially and adversely affect the ability of the Purchaser to perform its obligations under this Note Purchase Agreement.

                                   ARTICLE VII

                    COVENANTS OF THE ISSUER AND THE DEPOSITOR

            SECTION 7.01 Information from the Issuer. So long as the Purchased Note remains outstanding, the Issuer and the Depositor shall each furnish to the
Purchaser:

            (a) such information (including financial information), documents, records or reports with respect to the Trust Estate, the Loans, the Residual Securities, the Advance Note, the

Issuer, the Loan Originator, the Servicer or the Depositor as the Purchaser may from time to time reasonably request;

            (b) as soon as possible and in any event within five (5) Business Days after the occurrence thereof, notice of each Event of Default under the Sale and Servicing Agreement or the Indenture, and each Default; and

            (c) promptly and in any event within 30 days after the occurrence thereof, written notice of a change in address of the chief executive office of the Issuer, the Loan Originator or the Depositor.

            SECTION 7.02 Access to Information. So long as the Purchased Note remains outstanding, each of the Issuer and the Depositor shall, at any time and from time to time during regular business hours, or at such other reasonable times upon reasonable notice to the Issuer or the Depositor, as applicable, permit the Purchaser, or their agents or representatives to:

            (a) examine all books, records and documents (including computer tapes and disks) in the possession or under the control of the Issuer or the Depositor relating to the Loans, the Residual Securities or the Basic Documents as may be requested, and

            (b) visit the offices and property of the Issuer and the Depositor for the purpose of examining such materials described in clause (a) above.

            Except as provided in Section 10.05, information obtained by the Purchaser pursuant to this Section 7.02 and Section 7.01 herein shall be held in confidence in accordance with and to the extent provided in Sections 11.15 and
11.17 of the Sale and Servicing Agreement.

            SECTION 7.03 Ownership and Security Interests; Further Assurances. The Depositor will take all action necessary to maintain the Issuer's ownership interest in the Loans, the Residual Securities and he other items sold pursuant to Article II of the Sale and Servicing Agreement. The Issuer will take all action necessary to maintain the Indenture Trustee's security interest in the Loans, the Residual Securities and the other items pledged to the Indenture Trustee pursuant to the Indenture.

            The Issuer and the Depositor agree to take any and all acts and to execute any and all further instruments reasonably necessary or requested by the Purchaser to more fully effect the purposes of this Note Purchase Agreement.

            SECTION 7.04 Covenants. The Issuer and the Depositor shall each duly observe and perform each of their respective covenants set forth in each of the Basic Documents to which they are parties.

            SECTION 7.05 Amendments. Neither the Issuer nor the Depositor shall make, or permit any Person to make, any amendment, modification or change to, or provide any waiver under any Basic Document to which the Issuer or the Depositor, as applicable, is a party without the prior written consent of the Purchaser.

            SECTION 7.06 With Respect to the Exempt Status of the Purchased
Note.

            (a) Neither the Issuer nor the Depositor, nor any of their respective Affiliates, nor any Person acting on their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Purchased Note under the Securities Act.

            (b) Neither the Issuer nor the Depositor, nor any of their Affiliates, nor any Person acting on their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with any offer or sale of the Purchased Note.

            (c) On or prior to any Transfer Date or Funding Date, the Issuer and the Depositor will furnish or cause to be furnished to the Purchaser and any subsequent purchaser therefrom of Additional Note Principal Balance, if the Purchaser or such subsequent purchaser so requests, a letter from each Person furnishing a certificate or opinion on the Closing Date as described in Section
4.01 hereof or on or before any such Transfer Date or Funding Date in which such Person shall state that such subsequent purchaser may rely upon such original certificate or opinion as though delivered and addressed to such subsequent purchaser and made on and as of the Closing Date or such Transfer Date or Funding Date, as the case may be, except for such exceptions set forth in such letter as are attributable to events occurring after the Closing Date or such Transfer Date or Funding Date.

                                  ARTICLE VIII

                              ADDITIONAL COVENANTS

            SECTION 8.01 Legal Conditions to Closing. The parties hereto will take all reasonable action necessary to obtain (and will cooperate with one another in obtaining) any consent, authorization, permit, license, franchise, order or approval of, or any exemption by, any Governmental Authority or any other Person, required to be obtained or made by it in connection with any of the transactions contemplated by this Note Purchase Agreement.

            SECTION 8.02 Expenses.

            (a) The Issuer and the Depositor jointly and severally covenant that, whether or not the Closing takes place, except as otherwise expressly provided herein, all reasonable costs and expenses incurred in connection with this Note Purchase Agreement and the transactions contemplated hereby shall be paid by the Issuer or the Depositor.

            (b) The Issuer and the Depositor jointly and severally covenant to pay as and when billed by the Purchaser all of the reasonable out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and in the other Basic Documents including, without limitation, (i) all reasonable fees, disbursements and expenses of counsel to the Purchaser, (ii) all reasonable fees and expenses of the Indenture

Trustee and the Owner Trustee and their counsel and (iii) all reasonable fees and expenses of the Custodian and its counsel.

            SECTION 8.03 Mutual Obligations. On and after the Closing, each party hereto will do, execute and perform all such other acts, deeds and documents as the other party may from time to time reasonably require in order to carry out the intent of this Note Purchase Agreement.

            SECTION 8.04 Restrictions on Transfer. The Purchaser agrees that it will comply with the restrictions on transfer of the Purchased Note set forth in the Indenture and resell the Purchased Note only in compliance with such restrictions.

            SECTION 8.05 Confidentiality. Each of the Purchaser, the Issuer and the Depositor shall hold in confidence all Confidential Information and shall not, at any time hereafter, use, disclose or divulge any such information, knowledge or data to any Person except:

            (a) Information which at the time of disclosure is a part of the public knowledge or literature and readily accessible;

            (b) Information as required to be disclosed by a Governmental Authority;

            (c) Disclosure to a Person that has entered into a confidentiality agreement, acceptable to the Purchaser, the Issuer and the Depositor; or

            (d) Information that is deemed by the Purchaser reasonably necessary to disclose in connection with its exercise of any rights or remedies under the Basic Documents.

            SECTION 8.06 Information Provided by the Purchaser. The Purchaser hereby covenants to determine One-Month LIBOR in accordance with the definition thereof in the Basic Documents and shall give notice to the Indenture Trustee, the Issuer and the Depositor of the Interest Payment Amount on each Determination Date. The Purchaser shall cause the Market Value Agent to give notice to the Indenture Trustee, the Issuer and the Depositor of any Hedge Funding Requirement on or before the Determination Date related to any Payment Date. In addition, on each Determination Date, the Purchaser hereby covenants to give notice to the Indenture Trustee, the Issuer and the Depositor of (i) the Issuer/Depositor Indemnities (as defined in the Trust Agreement), (ii) Due Diligence Fees and (iii) the Collateral Value for each Loan and each Residual Security for the related Payment Date.

                                   ARTICLE IX

                                 INDEMNIFICATION

            SECTION 9.01 Indemnification of Purchaser. Each of the Issuer and the Depositor hereby agree to, jointly and severally, indemnify and hold harmless each Indemnified Party against any and all losses, claims, damages, liabilities, expenses or judgments (including accounting fees and reasonable legal fees and other expenses incurred in connection with this Note Purchase

Agreement or any other Basic Document and any action, suit or proceeding or any claim asserted) (collectively, "Losses"), as incurred (payable promptly upon written request), for or on account of or arising from or in connection with any information prepared by and furnished or to be furnished by any of the Issuer, the Loan Originator, the Depositor, the Advance Trust, the Advance Depositor or the Receivables Seller pursuant to or in connection with the transactions contemplated hereby including, without limitation, such written information as may have been and may be furnished in connection with any due diligence investigation with respect to the business, operations, financial condition of the Issuer, the Loan Originator, the Depositor, the Advance Trust, the Advance Depositor or the Receivables Seller or with respect to the Loans, the Residual Securities or the Advance Note, to the extent such information contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein in the light of the circumstances under which such statements were made not misleading, except with respect to any such information used by such Indemnified Party in violation of the Basic Documents which results in such Losses. The indemnities contained in this Section 9.01 will be in addition to any liability which the Issuer or the Depositor may otherwise have pursuant to this Note Purchase Agreement and any other Basic Document.

                                    ARTICLE X

                                  MISCELLANEOUS

            SECTION 10.01 Amendments. No amendment or waiver of any provision of this Note Purchase Agreement shall in any event be effective unless the same shall be in writing and signed by all of the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            SECTION 10.02 Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecopies) and mailed, telecopied (with a copy delivered by overnight courier) or delivered, as to each party hereto, at its address as set forth in Schedule I hereto or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be deemed effective upon receipt thereof, and in the case of telecopies, when receipt is confirmed by telephone.

            SECTION 10.03 No Waiver; Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            SECTION 10.04 Binding Effect: Assignability.

            (a) This Note Purchase Agreement shall be binding upon and inure to the benefit of the Issuer, the Depositor and the Purchaser and their respective permitted successors and assigns (including any subsequent holders of the Purchased Note); provided, however, neither the Issuer nor the Depositor shall have any right to assign their respective rights hereunder or interest herein (by operation of law or otherwise) without the prior written consent of the Purchaser.

            (b) The Purchaser may, in the ordinary course of its business and in accordance with the Basic Documents and applicable law, including applicable securities laws, at any time sell to one or more Persons (each, a "Participant"), participating interests in all or a portion of its rights and obligations under this Note Purchase Agreement. Notwithstanding any such sale by the Purchaser of participating interests to a Participant, the Purchaser's rights and obligations under this Note Purchase Agreement shall remain unchanged, the Purchaser shall remain solely responsible for the performance thereof, and the Issuer and the Depositor shall continue to deal solely and directly with the Purchaser and shall have no obligations to deal with any Participant in connection with the Purchaser's rights and obligations under this Note Purchase Agreement.

            (c) This Note Purchase Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as all amounts payable with respect to the Purchased Note shall have been paid in full.

            SECTION 10.05 Provision of Documents and Information. Each of the Issuer and the Depositor acknowledges and agrees that the Purchaser is permitted to provide to any subsequent Purchaser, permitted assignees and Participants, opinions, certificates, documents and other information relating to the Issuer, the Depositor and the Loans and the Residual Securities delivered to the Purchaser pursuant to this Note Purchase Agreement provided that with respect to Confidential Information, such subsequent Purchaser, permitted assignees and Participants agree to be bound by Section 8.05 hereof.

            SECTION 10.06 GOVERNING LAW; JURISDICTION. THIS NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS. EACH OF THE PARTIES TO THIS NOTE PURCHASE AGREEMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

            SECTION 10.07 No Proceedings. Until the date that is one year and one day after the last day on which any amount is outstanding under this Note Purchase Agreement, the Depositor and the Purchaser hereby covenant and agree that they will not institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

            SECTION 10.08 Execution in Counterparts. This Note Purchase Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

            SECTION 10.09 No Recourse - Purchaser and Depositor.

            (a) The obligations of the Purchaser under this Note Purchase Agreement, or any other agreement, instrument, document or certificate executed and delivered by or issued by the Purchaser or any officer thereof are solely the partnership or corporate obligations of the Purchaser, as the case may be. No recourse shall be had for payment of any fee or other obligation or claim arising out of or relating to this Note Purchase Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by the Purchaser or any officer thereof in connection therewith, against any stockholder, limited partner, employee, officer, director or incorporator of the Purchaser.

            (b) The obligations of the Depositor under this Note Purchase Agreement, or any other agreement, instrument, document or certificate executed and delivered by or issued by the Depositor or any officer thereof are solely the partnership or corporate obligations of the Depositor, as the case may be. No recourse shall be had for payment of any fee or other obligation or claim arising out of or relating to this Note Purchase Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by the Purchaser or any officer thereof in connection therewith, against any stockholder, limited partner, employee, officer, director or incorporator of the Depositor.

            (c) The Purchaser, by accepting the Purchased Note, acknowledges that such Purchased Note represents an obligation of the Issuer and does not represent an interest in or an obligation of the Loan Originator, the Servicer, the Depositor, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Purchased Note or the Basic Documents.

            SECTION 10.10 Survival. All representations, warranties, covenants, guaranties and indemnifications contained in this Note Purchase Agreement and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the sale, transfer or repayment of the Purchased Note.

            SECTION 10.11 Tax Characterization. Each party to this Note Purchase Agreement (a) acknowledges and agrees that it is the intent of the parties to this Note Purchase Agreement that for all purposes, including federal, state and local income, single business and franchise tax purposes, the Purchased Note will be treated as evidence of indebtedness secured by the Loans and the Residual Securities and the proceeds thereof and the trust created under the Indenture will not be characterized as an association (or publicly traded partnership) taxable as a corporation, (b) agrees to treat the Purchased Note for federal, state and local income and franchise tax purposes as indebtedness and (c) agrees that the provisions of all Basic Documents shall be construed to further these intentions of the parties.

            SECTION 10.12 Conflicts. Notwithstanding anything contained herein to the contrary, in the event of the conflict between the terms of the Sale and Servicing Agreement and this Note Purchase Agreement, the terms of the Sale and Servicing Agreement shall control.

            SECTION 10.13 Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Note Purchase Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2001-1B, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Note Purchase Agreement or any other related documents.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties have caused this Amended and Restated Note Purchase Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

                                     OPTION ONE OWNER TRUST 2001-1B
                                     By: Wilmington Trust Company
                                         not in its individual capacity but
                                         Solely as owner trustee

                                     By: /s/ Rachel L. Simpson
                                         ---------------------------------------
                                     Name: Rachel L. Simpson
                                     Title: Financial Services Officer

                                     OPTION ONE LOAN WAREHOUSE CORPORATION

                                     By: /s/ Charles R. Fulton
                                         ---------------------------------------
                                     Name: Charles R. Fulton
                                     Title: Assistant Secretary

                                     STEAMBOAT FUNDING CORPORATION

                                     By: /s/ ANDY YAN
                                         ---------------------------------------
                                     Name: ANDY YAN
                                     Title: VICE PRESIDENT

                                   SCHEDULE I
                            INFORMATION FOR NOTICES

1.    if to the Issuer:

            Option One Owner Trust 2001-1B
            c/o Wilmington Trust Company
            as Owner Trustee
            One Rodney Square North
            1100 North Market Street
            Wilmington, Delaware 19890
            Attention: Corporate Trust Administration
            Telecopy: (302) 636-4144
            Telephone: (302) 651-1000

      with a copy to:

            Option One Mortgage Corporation
            3 Ada
            Irvine, California 92618
            Attention: William O'Neill
            Telecopy number: (949) 790-7540
            Telephone number: (949) 790-7504

2.    if to the Depositor:

            Option One Loan Warehouse Corporation
            3 Ada
            Irvine, California 92618
            Attention: William O'Neill
            Telecopy number: (949) 790-7540
            Telephone number: (949) 790-7504

3.    if to the Purchaser:

            Steamboat Funding Corporation
            c/o Lord Securities Corporation
            48 Wall Street
            New York, New York 10005
            Attention: Andy Yan
            Telecopy number: (212) 346-9012
            Telephone number: (212) 346-9007

      with a copy to:

            The Bank of New York
            32 Old Slip-15th Floor

            New York, New York 10286
            Attention: Robert Brady
            Attention: Wilson C. Mastrandrea
            Telecopy number: (212) 495-1012
            Telephone number: (212) 804-2187

      with a copy to:

            Greenwich Capital Financial Products, Inc.
            600 Steamboat Road
            Greenwich, Connecticut 06830
            Attn: Legal Department
            Telecopy: (203)618-2132
            Telephone: (203)618-2700

                                       I-2